Exhibit 10.2

Execution Version

JOINDER AND SECOND AMENDMENT AND

REAFFIRMATION OF GUARANTY AGREEMENT

THIS JOINDER AND SECOND AMENDMENT AND REAFFIRMATION OF GUARANTY AGREEMENT (this “Agreement”) is made as of the 7th day of July, 2016, by and among LYDALL, INC., a Delaware corporation (“Borrower”), LYDALL THERMAL/ACOUSTICAL, INC., a Delaware corporation (“Lydall Thermal”), LYDALL PERFORMANCE MATERIALS, INC. f/k/a LYDALL FILTRATION/SEPARATION, INC., a Connecticut corporation (“Lydall Performance”), LYDALL INTERNATIONAL, INC., a Delaware corporation (“Lydall International”), SOUTHERN FELT COMPANY, INC., a South Carolina corporation (“Southern Felt” and each of Lydall Thermal, Lydall Performance, Lydall International and Southern Felt is sometimes individually referred to herein as a “Guarantor”, and all three such entities are herein collectively referred to as, the “Guarantors”) and Bank of America, N.A., a national banking association (“Bank of America”), on behalf of itself and as administrative agent (in such capacity, the “Agent”) for the ratable benefit of itself and the other lenders that are a party to the Credit Agreement (defined below) (collectively with Bank of America, the “Lenders”).

RECITALS

WHEREAS, Borrower, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 18, 2014 (as amended and in effect from time to time, the “Credit Agreement”).

WHEREAS, Borrower and Agent are parties to that certain Amended and Restated Security Agreement dated as of February 18, 2014 (as amended and in effect from time to time, the “Borrower Security Agreement”).

WHEREAS, Lydall Thermal and Agent are parties to that certain Amended and Restated Security Agreement dated as of February 18, 2014 (as amended and in effect from time to time, the “Lydall Thermal Security Agreement”).

WHEREAS, Lydall Performance and Agent are parties to that certain Amended and Restated Security Agreement dated as of February 18, 2014 (as amended and in effect from time to time, the “Lydall Performance Security Agreement”).

WHEREAS, Lydall International and Agent are parties to that certain Amended and Restated Security Agreement dated as of February 18, 2014 (as amended and in effect from time to time, the “Lydall International Security Agreement”).

WHEREAS, Southern Felt and Agent are parties to that certain Security Agreement dated as of March 4, 2014 (as amended and in effect from time to time, the “Southern Felt Security Agreement” and collectively with the Borrower Security Agreement, the Lydall Thermal Security Agreement, the Lydall Performance Security Agreement and the Lydall International Security Agreement, the “General Security Agreements” and each, a “General Security Agreement”).

WHEREAS, Borrower and Agent are parties to that certain Amended and Restated Patent Collateral Assignment and Security Agreement dated as of February 18, 2014 (as amended and in effect from time to time, the “Patent Security Agreement”).

WHEREAS, Borrower and Agent are parties to that certain Amended and Restated Trademark Collateral Assignment and Security Agreement dated as of February 18, 2014 (as amended and in effect from time to time, the “Trademark Security Agreement”).

WHEREAS, Borrower and Agent are parties to that certain Amended and Restated Domain Name Collateral Assignment and Security Agreement dated as of February 18, 2014 (as amended and in effect from time to time, the “Domain Name Security Agreement” and collectively with the Patent Security Agreement and the Trademark Security Agreement, the “IP Security Agreements” and each, an “IP Security Agreement”)).

WHEREAS, the Guarantors are parties to that certain Amended and Restated Guaranty Agreement in favor of Agent dated as of February 18, 2014 (as amended and in effect from time to time, the “Guaranty”).

WHEREAS, JPMorgan Chase Bank, N.A. (“JPMorgan”) wishes to join the Credit Agreement as a “Lender” thereto and to extend certain financial accommodations to Borrower.

WHEREAS, the parties hereto desire to amend the Credit Agreement pursuant to terms herein to, among other things, reflect the joinder of JPMorgan as a Lender under the Credit Agreement.

Capitalized terms used herein but not defined shall have the meaning given to such terms in the Credit Agreement or the Loan Documents, as the context requires.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.           Joinder. Effective as of the date hereof, JPMorgan hereby agrees to become a “Lender” under the Credit Agreement and each other Loan Document to which any Lender is bound as of the date hereof, and, in such capacity, to assume and bind itself to all obligations of a Lender thereunder.

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2.           Amendments to Credit Agreement.

             (a)           The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Additional Anticipated Acquisitions” means the Investments described on Exhibit J hereto.

“Second Amendment Closing Date” means July 7, 2016.

             (b)           The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

“Applicable Rate” means the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Unused Commitment Fee	For Eurocurrency Rate Committed Loans and Letters of Credit	For Base Rate Committed Loans
1	<0.75:1	17.5 bps	75 bps	15 bps
2	≥0.75:1 but <1.25:1	20 bps	100 bps	25 bps
3	≥1.25:1 but <1.75:1	25 bps	125 bps	50 bps
4	≥1.75:1 but <2.50:1	25 bps	150 bps	75 bps
5	≥2.50:1	30 bps	175 bps	100 bps

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then upon the election of the Required Lenders, Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.11(b).

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Committed Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

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“Guarantors” means, collectively, Lydall Thermal/Acoustical, Inc., Lydall Performance Materials, Inc., Lydall International, Inc., Southern Felt Company, Inc. and, upon the consummation of Acquisition No. 1 as set forth in Exhibit J, Lydall North America, LLC.

“Maturity Date” means July 7, 2021; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Responsible Officer” means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer or controller of a Loan Party and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.05(b), which shall be substantially in the form of Exhibit C or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

              (c)           The defined term “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent”, which appear at the end of clause (c) therein and inserting in place thereof the words “provided, further that (i) to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) if the LIBOR Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement”.

              (d)           The defined term “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “(a) the Anticipated Acquisition” and inserting in place thereof the words “(a) the Anticipated Acquisition and the Additional Anticipated Acquisitions”.

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               (e)           Section 2.02(a) of the Credit Agreement is hereby amended by deleting the words “Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency Rate Committed Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone” which appear as the first sentence thereof and inserting in place thereof the words “Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency Rate Committed Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by: (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice”.

               (f)           Section 2.05(b) of the Credit Agreement is hereby amended by deleting the words “Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone” which appear as the first sentence thereof and inserting in place thereof the words “Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by: (A) telephone or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice”.

               (g)           Section 2.10(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)           Lenders’ Upfront Fee. On the Closing Date, Borrower shall pay to Administrative Agent, for the account of each Lender in accordance with their respective Applicable Percentages, an upfront fee in an aggregate amount of fifteen one hundredths of one percent (0.15%) of the Aggregate Commitments as of the Closing Date. On the Second Amendment Closing Date, Borrower shall pay to Administrative Agent, for the account of each Lender in accordance with their respective Applicable Percentages, an upfront fee in an aggregate amount of (i) seventy-five one thousandths of one percent (0.075%) of the Aggregate Commitments as of the Closing Date, plus (ii) fifteen one hundredths of one percent (0.15%) of the amount by which the Aggregate Commitments as of the Second Amendment Closing Date exceed the Aggregate Commitments as of the Closing Date. Such upfront fees are for the credit facilities committed by Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever.

               (h)           A new Subsection (C) is hereby added to Section 3.01(e)(ii) as follows:

(C)           if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

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               (i)           Section 6.12 of the Credit Agreement is hereby amended by deleting the words “with respect to Domestic Subsidiaries directly owned or controlled by Borrower as a result of the Anticipated Acquisition, execute a Joinder Agreement in the form attached hereto as Exhibit I”, which appear in clause (c) therein and inserting in place thereof the words “with respect to Domestic Subsidiaries directly owned or controlled by Borrower as a result of the Anticipated Acquisition or the Additional Anticipated Acquisitions, execute a Joinder Agreement in the form attached hereto as Exhibit I”.

               (j)           Section 7.03(e) of the Credit Agreement is hereby amended by deleting the words “shall not exceed $15,000,000” and inserting in place thereof the words “shall not exceed $25,000,000”.

              (k)           Section 7.03(h) of the Credit Agreement is hereby amended by deleting the words “not to exceed the Dollar Equivalent of $15,000,000” and inserting in place thereof the words “not to exceed the Dollar Equivalent of $25,000,000”.

               (l)           Section 7.03(i) of the Credit Agreement is hereby amended by deleting the words “not to exceed the Dollar Equivalent of $15,000,000” and inserting in place thereof the words “not to exceed the Dollar Equivalent of $25,000,000”.

               (m)           Section 10.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

10.10           Counterparts; Integration; Effectiveness. This Agreement and each of the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document, or any certificate delivered thereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document or certificate. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of any Loan Document, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

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               (n)           Section 10.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

10.17           Electronic Execution. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

              (o)           Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

              (p)           A new            Exhibit J is hereby added to the Credit Agreement in the form of Exhibit J attached hereto.

3.           Amendments to General Security Agreements and IP Security Agreements.

              (a)           The security interest granted by Borrower to Agent pursuant to each General Security Agreement shall be deemed to run in favor of all Secured Parties (as such term is defined in the Credit Agreement) rather than in favor of only the Lenders. Accordingly, each General Security Agreement is hereby amended by deleting each reference to “for the ratable benefit of the Lenders” and inserting in place thereof the words “for the ratable benefit of the Secured Parties”.

             (b)           The security interest granted by Borrower to Agent pursuant to each IP Security Agreement shall be deemed to run in favor of all Secured Parties (as such term is defined in the Credit Agreement) rather than in favor of only the Lenders. Accordingly, each IP Security Agreement is hereby amended by deleting each reference to “for the ratable benefit of the Lenders” and inserting in place thereof the words “for the ratable benefit of the Secured Parties (as such term is defined in the Credit Agreement)”.

4.           Reaffirmation of Guaranty.

(a)           Each Guarantor hereby reaffirms its guarantee of all obligations of the Borrower to the Agent and the Lenders as such obligations arise pursuant to the Credit Agreement and the Loan Documents (the “Reaffirmation”).

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(b)            Each Guarantor represents and warrants to the Agent that (i) no default exists under the Credit Agreement or the Loan Documents or will exist with the giving of notice, the passage of time or both, (ii) all of the terms, conditions, obligations, agreements, warranties and representations contained in the Credit Agreement and the Loan Documents remain true and accurate and are hereby ratified and confirmed in all respects, (iii) nothing in the Credit Agreement or any Loan Document shall operate to release it from any of its liability to pay any and all sums it owes to the Lender or to perform all of the terms, conditions, obligations and agreements contained in the Credit Agreement and the Loan Documents, (iv) the debt evidenced by the notes issued in connection with the Credit Agreement and the other Loan Documents is a valid debt of the Borrower owed to the Lenders and neither Borrower nor it has any defense, setoff, counterclaim or independent action against Agent or any Lender of any kind, whether relating to the Credit Agreement, any Loan Document or otherwise.

(c)            Each Guarantor represents and warrants to Agent that (i) it has the power and authority to enter into this Agreement and to reaffirm its guarantee of all obligations of the Borrower to the Agent or the Lenders, as such obligations arise pursuant to the Credit Agreement and the Loan Documents, (ii) it has taken all necessary corporate action to authorize this Reaffirmation and the transactions contemplated hereby and (iii) this Reaffirmation, any related documents to which it is a party and the Loan Documents to which it is a party, are its valid and binding obligations, enforceable in accordance with their terms.

(d)            Each Guarantor represents and warrants to Agent that the consummation of the transactions contemplated by this Reaffirmation (i) is not prevented by, nor does it conflict with or result in a breach of terms, conditions or provisions of its organizational documents, or any evidence of indebtedness, agreement or instrument of whatever nature to which it is a party or by which it is bound, (ii) does not constitute a default under any of the foregoing, and (iii) does not violate any federal, state, local or foreign law, regulation or order or any order of any court or agency which is binding upon it.

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(e)            Each Guarantor reaffirms that any grant and pledge of security interests by it in its assets pursuant to the Credit Agreement and the Loan Documents secures all Obligations and continues in full force and effect.

5.           Conditions to Effectiveness of Second Amendment. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a)           Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Second Amendment Closing Date (or, in the case of certificates of governmental officials, a recent date before the Second Amendment Closing Date) and each in form and substance reasonably satisfactory to Agent:

           (i)           executed counterparts of this Agreement, sufficient in number for distribution to Lenders and the Borrower;

           (ii)          a Note executed by the Borrower in favor of JPMorgan;

           (iii)         amended and restated Notes in favor of Bank of America, N.A., Webster Bank, National Association and Wells Fargo Bank, N.A.;

           (iv)         such documents and certifications as the Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing (where such concept is applicable) and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect, which documents shall include:

(1)            articles of incorporation or other charter documents as applicable certified to be true and correct and in force and effect by a Responsible Officer (“Officer Certification”),

(2)            copies of resolutions of the board of directors or comparable managing body approving and adopting the Loan Documents, the transactions and authorizing execution and delivery thereof (with Officer Certification),

(3)            a copy of the bylaws or comparable operating agreement of each Loan Party (with Officer Certification),

(4)            certificates of good standing, existence or its equivalent certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and each other state in which the failure to so qualify and be in good standing would reasonably be expected to have an Material Adverse Effect, and

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(5)            an incumbency certificate (with Officer Certification);

           (v)           an opinion of Murtha Cullina LLP, counsel to the Loan Parties; and

(b)           the Borrower shall have paid to Agent, for the account of the Lenders, in immediately available funds a closing fee in the amount of $187,500.00.

6.           Miscellaneous.

(a)           This Agreement may be executed in any number of counterparts (including those delivered by facsimile or other electronic means), each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding and enforceable against the parties hereto.

(b)           Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Credit Agreement and the other Loan Documents shall remain in full force and effect and none of the rights or obligations of any party thereto shall be modified in any manner.

(c)           This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

(d)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Joinder and Second Amendment and Reaffirmation of Guaranty Agreement as of the date first written above.

LYDALL, INC.

By:	/S/ Dale G. Barnhart
	Name:	Dale G. Barnhart
	Title:	President

LYDALL THERMAL/ACOUSTICAL, INC.

By:	/S/ Dale G. Barnhart
	Name:	Dale G. Barnhart
	Title:	President

LYDALL PERFORMACE MATERIALS, INC.

By:	/S/ Dale G. Barnhart
	Name:	Dale G. Barnhart
	Title:	Director

LYDALL INTERNATIONAL, INC.

By:	/S/ Dale G. Barnhart
	Name:	Dale G. Barnhart
	Title:	President

SOUTHERN FELT cOMPANY, INC.

By:	/S/ Dale G. Barnhart
	Name:	Dale G. Barnhart
	Title:	Director

[Signature Page to Joinder and Second Amendment and Reaffirmation of Guaranty]

bank of america, n.a., as Administrative Agent

By:	/S/ Christopher T. Phelan
	Name:	Christopher T. Phelan
	Title:	Senior Vice President

[Additional Signature Page to Joinder and Second Amendment and Reaffirmation of Guaranty]

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:	/S/ Christopher T. Phelan
	Name:	Christopher T. Phelan
	Title:	Senior Vice President

[Additional Signature Page to Joinder and Second Amendment and Reaffirmation of Guaranty]

jpmorgan CHASE BANK, N.A., as a Lender

By:	/S/ Vy Nguyen
	Name:	Vy Nguyen
	Title:	Authorized Officer

[Additional Signature Page to Joinder and Second Amendment and Reaffirmation of Guaranty]

Wells fargo bank, n.a., as a Lender

By:	/S/ Barbara Keegan
	Name:	Barbara Keegan
	Title:	Senior Vice President

[Additional Signature Page to Joinder and Second Amendment and Reaffirmation of Guaranty]

Webster bank, national association, as a Lender

By:	/S/ George G. Sims
	Name:	George G. Sims
	Title:	Vice President

[Additional Signature Page to Joinder and Second Amendment and Reaffirmation of Guaranty]

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$75,000,000.00	42.857%
Wells Fargo Bank, N.A.	$50,000,000.00	28.571%
JPMorgan Chase Bank, N.A.	$25,000,000.00	14.286%
Webster Bank, National Association	$25,000,000.00	14.286%

Total	$175,000,000.00	100.000000000%

EXHIBIT J

ADDITIONAL ANTICIPATED ACQUISITIONS

[REDACTED]